Exhibit 24

                               POWER OF ATTORNEY



The undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware Corporation (the "Corporation"), hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK, GILLES RENAUD and JAY L. HABERLAND, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all registration statements under the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, supplements to any related prospectus and any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto or supplements or amendments to any such prospectus, with respect to the offering of the Corporation's common stock, $1.00 par value, by the Corporation:

     (i) in connection with the merger of a subsidiary of the Corporation with the Sundstrand Corporation;

     (ii) in connection with the substitution of shares of the Corporation's common stock for shares of common stock of Sundstrand Corporation under the terms of the merger agreement with respect to the following plans of Sundstrand: The Sundstrand Corporation Director Compensation Plan; The Sundstrand Corporation Management Stock Performance Plan; The Sundstrand Corporation Nonemployee Director Stock Option Plan; The Sundstrand Corporation Stock Incentive Plan; The 1989 Restricted Stock Plan; The Sundstrand Corporation Employee Savings and Rockford Factory Employee Savings Plans; and

     (iii)pursuant to the terms of the United Technologies Corporation Nonemployee Director Stock Option Plan as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the registration of 300,000 shares of common stock to be offered under the Plan;

and, in the case of each such registration statement, to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              S/Antonia Handler Chayes
                              Antonia Handler Chayes


                              Date:  April 30, 1999

                               POWER OF ATTORNEY



The undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware Corporation (the "Corporation"), hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK, GILLES RENAUD and JAY L. HABERLAND, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all registration statements under the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, supplements to any related prospectus and any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto or supplements or amendments to any such prospectus, with respect to the offering of the Corporation's common stock, $1.00 par value, by the Corporation:

     (i) in connection with the merger of a subsidiary of the Corporation with the Sundstrand Corporation;

     (ii) in connection with the substitution of shares of the Corporation's common stock for shares of common stock of Sundstrand Corporation under the terms of the merger agreement with respect to the following plans of Sundstrand: The Sundstrand Corporation Director Compensation Plan; The Sundstrand Corporation Management Stock Performance Plan; The Sundstrand Corporation Nonemployee Director Stock Option Plan; The Sundstrand Corporation Stock Incentive Plan; The 1989 Restricted Stock Plan; The Sundstrand Corporation Employee Savings and Rockford Factory Employee Savings Plans; and

     (iii)pursuant to the terms of the United Technologies Corporation Nonemployee Director Stock Option Plan as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the registration of 300,000 shares of common stock to be offered under the Plan;

and, in the case of each such registration statement, to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              S/George David
                              George David


                              Date:  April 30, 1999

                               POWER OF ATTORNEY



The undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware Corporation (the "Corporation"), hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK, GILLES RENAUD and JAY L. HABERLAND, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all registration statements under the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, supplements to any related prospectus and any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto or supplements or amendments to any such prospectus, with respect to the offering of the Corporation's common stock, $1.00 par value, by the Corporation:

     (i) in connection with the merger of a subsidiary of the Corporation with the Sundstrand Corporation;

     (ii) in connection with the substitution of shares of the Corporation's common stock for shares of common stock of Sundstrand Corporation under the terms of the merger agreement with respect to the following plans of Sundstrand: The Sundstrand Corporation Director Compensation Plan; The Sundstrand Corporation Management Stock Performance Plan; The Sundstrand Corporation Nonemployee Director Stock Option Plan; The Sundstrand Corporation Stock Incentive Plan; The 1989 Restricted Stock Plan; The Sundstrand Corporation Employee Savings and Rockford Factory Employee Savings Plans; and

     (iii)pursuant to the terms of the United Technologies Corporation Nonemployee Director Stock Option Plan as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the registration of 300,000 shares of common stock to be offered under the Plan;

and, in the case of each such registration statement, to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              S/Jean-Pierre Garnier
                              Jean-Pierre Garnier


                              Date:  April 30, 1999

                               POWER OF ATTORNEY



The undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware Corporation (the "Corporation"), hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK, GILLES RENAUD and JAY L. HABERLAND, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all registration statements under the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, supplements to any related prospectus and any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto or supplements or amendments to any such prospectus, with respect to the offering of the Corporation's common stock, $1.00 par value, by the Corporation:

     (i) in connection with the merger of a subsidiary of the Corporation with the Sundstrand Corporation;

     (ii) in connection with the substitution of shares of the Corporation's common stock for shares of common stock of Sundstrand Corporation under the terms of the merger agreement with respect to the following plans of Sundstrand: The Sundstrand Corporation Director Compensation Plan; The Sundstrand Corporation Management Stock Performance Plan; The Sundstrand Corporation Nonemployee Director Stock Option Plan; The Sundstrand Corporation Stock Incentive Plan; The 1989 Restricted Stock Plan; The Sundstrand Corporation Employee Savings and Rockford Factory Employee Savings Plans; and

     (iii)pursuant to the terms of the United Technologies Corporation Nonemployee Director Stock Option Plan as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the registration of 300,000 shares of common stock to be offered under the Plan;

and, in the case of each such registration statement, to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              S/Pehr G. Gyllenhammar
                              Pehr G. Gyllenhammar


                              Date:  April 30, 1999

                               POWER OF ATTORNEY



The undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware Corporation (the "Corporation"), hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK, GILLES RENAUD and JAY L. HABERLAND, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all registration statements under the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, supplements to any related prospectus and any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto or supplements or amendments to any such prospectus, with respect to the offering of the Corporation's common stock, $1.00 par value, by the Corporation:

     (i) in connection with the merger of a subsidiary of the Corporation with the Sundstrand Corporation;

     (ii) in connection with the substitution of shares of the Corporation's common stock for shares of common stock of Sundstrand Corporation under the terms of the merger agreement with respect to the following plans of Sundstrand: The Sundstrand Corporation Director Compensation Plan; The Sundstrand Corporation Management Stock Performance Plan; The Sundstrand Corporation Nonemployee Director Stock Option Plan; The Sundstrand Corporation Stock Incentive Plan; The 1989 Restricted Stock Plan; The Sundstrand Corporation Employee Savings and Rockford Factory Employee Savings Plans; and

     (iii)pursuant to the terms of the United Technologies Corporation Nonemployee Director Stock Option Plan as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the registration of 300,000 shares of common stock to be offered under the Plan;

and, in the case of each such registration statement, to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              S/Karl J. Krapek
                              Karl J. Krapek


                              Date:  April 30, 1999

                               POWER OF ATTORNEY



The undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware Corporation (the "Corporation"), hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK, GILLES RENAUD and JAY L. HABERLAND, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all registration statements under the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, supplements to any related prospectus and any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto or supplements or amendments to any such prospectus, with respect to the offering of the Corporation's common stock, $1.00 par value, by the Corporation:

     (i) in connection with the merger of a subsidiary of the Corporation with the Sundstrand Corporation;

     (ii) in connection with the substitution of shares of the Corporation's common stock for shares of common stock of Sundstrand Corporation under the terms of the merger agreement with respect to the following plans of Sundstrand: The Sundstrand Corporation Director Compensation Plan; The Sundstrand Corporation Management Stock Performance Plan; The Sundstrand Corporation Nonemployee Director Stock Option Plan; The Sundstrand Corporation Stock Incentive Plan; The 1989 Restricted Stock Plan; The Sundstrand Corporation Employee Savings and Rockford Factory Employee Savings Plans; and

     (iii)pursuant to the terms of the United Technologies Corporation Nonemployee Director Stock Option Plan as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the registration of 300,000 shares of common stock to be offered under the Plan;

and, in the case of each such registration statement, to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              S/Charles R. Lee
                              Charles R. Lee


                              Date:  April 30, 1999

                               POWER OF ATTORNEY



The undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware Corporation (the "Corporation"), hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK, GILLES RENAUD and JAY L. HABERLAND, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all registration statements under the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, supplements to any related prospectus and any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto or supplements or amendments to any such prospectus, with respect to the offering of the Corporation's common stock, $1.00 par value, by the Corporation:

     (i) in connection with the merger of a subsidiary of the Corporation with the Sundstrand Corporation;

     (ii) in connection with the substitution of shares of the Corporation's common stock for shares of common stock of Sundstrand Corporation under the terms of the merger agreement with respect to the following plans of Sundstrand: The Sundstrand Corporation Director Compensation Plan; The Sundstrand Corporation Management Stock Performance Plan; The Sundstrand Corporation Nonemployee Director Stock Option Plan; The Sundstrand Corporation Stock Incentive Plan; The 1989 Restricted Stock Plan; The Sundstrand Corporation Employee Savings and Rockford Factory Employee Savings Plans; and

     (iii)pursuant to the terms of the United Technologies Corporation Nonemployee Director Stock Option Plan as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the registration of 300,000 shares of common stock to be offered under the Plan;

and, in the case of each such registration statement, to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              S/Richard D. McCormick
                              Richard D. McCormick


                              Date:  April 30, 1999

                               POWER OF ATTORNEY



The undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware Corporation (the "Corporation"), hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK, GILLES RENAUD and JAY L. HABERLAND, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all registration statements under the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, supplements to any related prospectus and any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto or supplements or amendments to any such prospectus, with respect to the offering of the Corporation's common stock, $1.00 par value, by the Corporation:

     (i) in connection with the merger of a subsidiary of the Corporation with the Sundstrand Corporation;

     (ii) in connection with the substitution of shares of the Corporation's common stock for shares of common stock of Sundstrand Corporation under the terms of the merger agreement with respect to the following plans of Sundstrand: The Sundstrand Corporation Director Compensation Plan; The Sundstrand Corporation Management Stock Performance Plan; The Sundstrand Corporation Nonemployee Director Stock Option Plan; The Sundstrand Corporation Stock Incentive Plan; The 1989 Restricted Stock Plan; The Sundstrand Corporation Employee Savings and Rockford Factory Employee Savings Plans; and

     (iii)pursuant to the terms of the United Technologies Corporation Nonemployee Director Stock Option Plan as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the registration of 300,000 shares of common stock to be offered under the Plan;

and, in the case of each such registration statement, to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              S/William J. Perry
                              William J. Perry


                              Date:  April 30, 1999

                               POWER OF ATTORNEY



The undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware Corporation (the "Corporation"), hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK, GILLES RENAUD and JAY L. HABERLAND, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all registration statements under the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, supplements to any related prospectus and any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto or supplements or amendments to any such prospectus, with respect to the offering of the Corporation's common stock, $1.00 par value, by the Corporation:

     (i) in connection with the merger of a subsidiary of the Corporation with the Sundstrand Corporation;

     (ii) in connection with the substitution of shares of the Corporation's common stock for shares of common stock of Sundstrand Corporation under the terms of the merger agreement with respect to the following plans of Sundstrand: The Sundstrand Corporation Director Compensation Plan; The Sundstrand Corporation Management Stock Performance Plan; The Sundstrand Corporation Nonemployee Director Stock Option Plan; The Sundstrand Corporation Stock Incentive Plan; The 1989 Restricted Stock Plan; The Sundstrand Corporation Employee Savings and Rockford Factory Employee Savings Plans; and

     (iii)pursuant to the terms of the United Technologies Corporation Nonemployee Director Stock Option Plan as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the registration of 300,000 shares of common stock to be offered under the Plan;

and, in the case of each such registration statement, to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              S/Harold A. Wagner
                              Harold A. Wagner


                              Date:  April 30, 1999

                               POWER OF ATTORNEY



The undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware Corporation (the "Corporation"), hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK, GILLES RENAUD and JAY L. HABERLAND, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all registration statements under the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, supplements to any related prospectus and any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto or supplements or amendments to any such prospectus, with respect to the offering of the Corporation's common stock, $1.00 par value, by the Corporation:

     (i) in connection with the merger of a subsidiary of the Corporation with the Sundstrand Corporation;

     (ii) in connection with the substitution of shares of the Corporation's common stock for shares of common stock of Sundstrand Corporation under the terms of the merger agreement with respect to the following plans of Sundstrand: The Sundstrand Corporation Director Compensation Plan; The Sundstrand Corporation Management Stock Performance Plan; The Sundstrand Corporation Nonemployee Director Stock Option Plan; The Sundstrand Corporation Stock Incentive Plan; The 1989 Restricted Stock Plan; The Sundstrand Corporation Employee Savings and Rockford Factory Employee Savings Plans; and

     (iii)pursuant to the terms of the United Technologies Corporation Nonemployee Director Stock Option Plan as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the registration of 300,000 shares of common stock to be offered under the Plan;

and, in the case of each such registration statement, to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              S/Frank P. Popoff
                              Frank P. Popoff


                              Date:  April 30, 1999

                               POWER OF ATTORNEY



The undersigned director of UNITED TECHNOLOGIES CORPORATION, a Delaware Corporation (the "Corporation"), hereby constitutes and appoints WILLIAM H. TRACHSEL, DAVID J. FITZPATRICK, GILLES RENAUD and JAY L. HABERLAND, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all registration statements under the Securities Act of 1933, as amended, and any and all amendments and post-effective amendments thereto, supplements to any related prospectus and any and all instruments and documents filed as part of or in connection with the said registration statements or amendments thereto or supplements or amendments to any such prospectus, with respect to the offering of the Corporation's common stock, $1.00 par value, by the Corporation:

     (i) in connection with the merger of a subsidiary of the Corporation with the Sundstrand Corporation;

     (ii) in connection with the substitution of shares of the Corporation's common stock for shares of common stock of Sundstrand Corporation under the terms of the merger agreement with respect to the following plans of Sundstrand: The Sundstrand Corporation Director Compensation Plan; The Sundstrand Corporation Management Stock Performance Plan; The Sundstrand Corporation Nonemployee Director Stock Option Plan; The Sundstrand Corporation Stock Incentive Plan; The 1989 Restricted Stock Plan; The Sundstrand Corporation Employee Savings and Rockford Factory Employee Savings Plans; and

     (iii)pursuant to the terms of the United Technologies Corporation Nonemployee Director Stock Option Plan as in effect on the date hereof and as it may be amended from time to time (the "Plan") and, specifically, in connection with the registration of 300,000 shares of common stock to be offered under the Plan;

and, in the case of each such registration statement, to file the same, and all other documents in connection therewith, with the Securities and Exchange Commission, and with any regulatory authority of any State that is responsible for the regulation of the offer and sale of securities, granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that which each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              S/Andre Villeneuve
                              Andre Villeneuve


                              Date:  April 30, 1999